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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    Form 8-K


                    Current Report Pursuant to Section 13 or
                  15(d) of the Securities Exchange Act of 1934


                                 April 2, 2001
                Date of Report (Date of earliest event reported)



                            ATMOS ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



     TEXAS AND VIRGINIA                 1-10042                  75-1743247
----------------------------         -------------          --------------------
(State or Other Jurisdiction        Commission File           (I.R.S. Employer
of Incorporation or                      Number              Identification No.)
Organization)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS                                     75240
---------------------------------------                         ---------------
(Address of Principal                                              (Zip Code)
Executive Offices)


                                (972) 934-9227
                        ------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                          ---------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     See the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:

     (c)  Exhibits


Exhibit
Number       Description
-------      -----------

99.1      Press Release dated April 2, 2001.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATMOS ENERGY CORPORATION
                                         (Registrant)


DATE:  April 9, 2001          By: /s/ LOUIS P. GREGORY
                                  -----------------------------------
                                         Louis P. Gregory
                                         Senior Vice President
                                         and General Counsel
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                                 EXHIBIT INDEX


   Item Number                  Description
   -----------                  -----------

       99.1         Press Release dated April 2, 2001